National Institutes Of Health Subaward	9 Months Ended
Sep. 30, 2025
Receivables [Abstract]
National Institutes of Health Subaward	National Institutes of Health Subaward
On August 18, 2022, the Company was awarded a grant of up to $1,078,347 as a subaward through the Board of Trustees of the University of Illinois for the purpose of developing a quantitative ultrasound breast scanner for identifying early response of breast cancer to chemotherapy. The grant is a cost reimbursement subaward that is allocated annually over five years, subject to the availability of funds and satisfactory progress of the project. The award expires July 31, 2027 and may be terminated by either party with 30 days written notice. Any grant proceeds received do not require repayment. As of December 31, 2024, the Company incurred total costs of $388,359 against the year one allocation of $351,994, against the year two allocation of $194,566, and against the year three allocation of $119,000. During the year ended December 31, 2024, the Company incurred costs of $39,305, of which $23,509 of grant income was recognized as an offset to research and development expense and $15,796 was recognized as an offset to selling, general and administrative expense in the consolidated statements of operations and comprehensive loss. During the year ended December 31, 2023, the Company incurred costs of $318,276, of which $277,037 of grant income was recognized as an offset to research and development expense and $41,239 was recognized as an offset to selling, general and administrative expense in the consolidated statements of operations and comprehensive loss. As of December 31, 2024 and 2023, the grant receivable was $11,255 and $161,638, respectively, and is included in prepaid expenses and other current assets on the consolidated balance sheets.